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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 27, 2000
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             SCM MICROSYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      000-22689              77-0444317
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                                160 KNOWLES DRIVE
                               LOS GATOS, CA 95032
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 370-4888


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

      On June 27, 2000, SCM Microsystems, Inc., a Delaware corporation ("SCM" or the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Agreement") with Microtech International, Inc., a Delaware corporation and wholly-owned subsidiary of SCM ("Microtech Delaware"), Microtech International, Inc., a Connecticut corporation and provider of Digital Photography solutions ("Microtech"), and Microtech shareholders for the purpose of merging Microtech into SCM by way of merging Microtech with and into Microtech Delaware. Microtech Delaware continues as the surviving corporation and as a wholly-owned subsidiary of SCM.

      Pursuant to the terms of the Agreement, SCM acquired all of the outstanding capital stock of Microtech from its shareholders in exchange for the issuance by SCM of cash and common stock shares of SCM, having a combined value of up to $20 million (the "Merger Consideration"). The Merger Consideration consisted of (i) 99,141 shares of SCM Common Stock having a total value of $7.5 million, based on the $75.65 average closing price for SCM Common Stock on the NASDAQ for the ten trading days ending on and including June 9, 2000, and (ii) $7.5 million in cash. An additional $5 million in performance related payments may also be payable in equal portions of cash and SCM common stock. The cash amounts paid to shareholders of Microtech were provided for from SCM's general working capital.

      The purchase price was paid to the shareholders of Microtech in proportion to their holdings of capital stock of Microtech.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits.

            2.1 Agreement and Plan of Reorganization by and among SCM Microsystems Corporation, Microtech International Corporation, a Delaware Corporation ("Microtech Delaware"), Microtech International Corporation, a Connecticut Corporation ("Microtech"), and Shareholders of Microtech, dated as of June 27, 2000.

                  Certain exhibits and schedules to the Agreement are listed on page (iii) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.



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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2000

                                          SCM MICROSYSTEMS, INC.
                                          A Delaware Corporation


                                          By: /s/ Andrew Warner
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                                              Andrew Warner
                                              Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------
      2.1         Agreement and Plan of Reorganization by and among SCM
                  Microsystems Corporation, Microtech International Corporation,
                  a Delaware Corporation ("Microtech Delaware"), Microtech
                  International Corporation, A Connecticut Corporation
                  ("Microtech"), and Shareholders of Microtech, dated as of June
                  27, 2000.



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